202090 3/03
Prospectus Supplement
dated March 31, 2003 to:
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Putnam Mid Cap Value Fund
Prospectus dated August 30, 2002

Effective April 1, 2003, the fund will offer class R shares to qualified employee-benefit plans. This document provides important information about class R shares and supplements the fund's prospectus.

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The section "Fees and Expenses" is supplemented as follows:

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. Expenses for class A, B, C and M shares are based on the fund's last fiscal year. Expenses for class R shares are based on expenses for the fund's class A shares during the last fiscal year.

Shareholder Fees (fees paid directly from your investment)

                             Class A    Class B    Class C    Class M   Class R
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of the offering
price)                        5.75%       NONE      NONE       3.50%     NONE

Maximum Deferred Sales Charge
(Load) (as a percentage of
the original purchase price
or redemption proceeds,
whichever is lower)           NONE*      5.00%     1.00%       NONE*     NONE


Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

             Management    Distribution     Other      Total Annual Fund
Share Class     Fees       (12b-1) Fees    Expenses    Operating Expenses
Class A        0.70%          0.25%         0.29%             1.24%
Class B        0.70%          1.00%         0.29%             1.99%
Class C        0.70%          1.00%         0.29%             1.99%
Class M        0.70%          0.75%         0.29%             1.74%
Class R        0.70%          0.50%         0.29%             1.49%

* A deferred sales charge of up to 1.00% on class A shares and of 0.65% on class M shares may be imposed on certain redemptions of shares bought without an initial sales charge, or obtained through exchange of another Putnam fund originally bought without an initial sales charge.


EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then, except as shown for class B shares and class C shares, redeem all your shares at the end of those periods. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

                             1 year     3 years      5 years       10 years
Class A                       $694        $946        $1,217        $1,989
Class B                       $702        $924        $1,273        $2,123*
Class B (no redemption)       $202        $624        $1,073        $2,123*
Class C                       $302        $624        $1,073        $2,317
Class C (no redemption)       $202        $624        $1,073        $2,317
Class M                       $521        $879        $1,261        $2,330
Class R                       $152        $471          $813        $1,779


*Reflects the conversion of class B shares to class A shares, which pay lower 12b-1 fees. Conversion occurs no more than eight years after purchase.

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The section "WHICH CLASS OF SHARES IS BEST FOR ME?" has been revised as follows:

The following sentence is added to the first paragraph:

Qualified employee-benefit plans may also choose class R shares.

The following is added after Class M Shares summary:

Class R shares (available to qualified plans only)

* No initial sales charge; your entire investment goes to work for you

* No deferred sales charge

* Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fee

* Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fee

* No conversion to class A shares, so future 12b-1 fee does not decrease

The section "Distribution (12b-1) plans" is replaced with the following:

* Distribution (12b-1) plans. The fund has adopted distribution plans to pay for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class B, class C, class M and class R shares. The Trustees currently limit payments on class A, class M and class R shares to 0.25%, 0.50% and 0.50% of average net assets, respectively. Because these fees are paid out of the fund's assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C, class M and class R shares may cost you more than paying the initial sales charge for class A shares. Because class C and class M shares, unlike class B shares, do not convert to class A shares, class C and class M shares may cost you more over time than class B shares. Class R shares will generally be less expensive than class B shares for shareholders who are eligible to purchase either class.